Exhibit 10.1

                             Joint Filing Agreement

         In accordance with Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, each of the persons named below agrees to the joint filing of this Schedule 13D, including amendments thereto, with respect to the shares of Common Stock, par value $.01 per share, of Data Systems Network Corporation, and further agrees that this Joint Filing Agreement be filed with the Securities and Exchange Commission as an exhibit to such filing; PROVIDED, HOWEVER, that no person shall be responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe such information is inaccurate (as provided in Rule 13d-1(k)(1)(ii)). This Joint Filing Agreement may be executed in one or more counterparts, all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the persons named below have executed this Joint Filing Agreement on the dates set forth below.

Date:  March 8, 2000                                      /s/Damon Testaverde
                                                          ----------------------
                                                          Damon Testaverde


Date:  March 8, 2000                                      /s/Brian D. Bookmeier
                                                          ----------------------
                                                          Brian D. Bookmeier


Date:  March 8, 2000                                      TEKINSIGHT.COM, INC.

                                                          By:/s/Michael Niles
                                                            --------------------
                                                            Michael Niles
                                                            Secretary